Quinpario Acquisition Corp. Investor Presentation Acquisition of Jason Incorporated March 18, 2014 Exhibit 99.1

Disclaimer

Forward Looking Statements
This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Quinpario Acquisition Corp. (“QPAC”), Jason Partners Holdings Inc. (“Jason”) and the combined company after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement for the business combination (the “Purchase Agreement”); (2) the outcome of any legal proceedings that may be instituted against Jason or QPAC following announcement of the proposed business combination and transactions contemplated thereby; (3) the inability to complete the transactions contemplated by the proposed business combination due to the failure to obtain approval of the stockholders of QPAC, or other conditions to closing in the Purchase Agreement; (4) the ability to obtain or maintain the listing of the post-combination company’s common stock on NASDAQ following the business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability to integrate the Jason and QPAC businesses, and the ability of the combined business to grow and manage growth profitably; (7) costs related to the business combination; (8) changes in applicable laws or regulations; (9) the possibility that Jason or QPAC may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement, including those under “Risk Factors” therein, and other filings with the Securities and Exchange Commission (“SEC”) by QPAC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. QPAC and Jason undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Financial Presentations
This presentation includes non-GAAP financial measures, including EBIT, EBITDA, Proforma EBITDA, EBIT Margin and EBITDA Margin. EBITDA is calculated as earnings before interest and taxes (“EBIT”)
plus depreciation and amortization (“EBITDA”). In addition, Proforma EBITDA is calculated as EBITDA adjusted to give pro forma effect to (i) the proposed business combination with QPAC, (ii) the business combination’s related changes to the post-combination company’s capitalization structure and (iii) the estimated increase expenses of operating as a public company. EBIT Margin is defined as EBIT divided by total revenues. EBITDA Margin is defined as EBITDA divided by total revenues.
Non-GAAP and Other Company Information
Jason believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Jason’s financial condition and results of operations. Jason’s management uses these non-GAAP measures to compare Jason’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Jason’s board of directors. Jason believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Jason’s financial measures with other companies in the finishing, seating, acoustics or components business, many of which present similar non-GAAP financial measures to investors. Management of Jason does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. We have not reconciled the non-GAAP forward looking information to their corresponding GAAP measures because we do not provide guidance for the various reconciling items such as stock-based compensation, provision for income taxes, depreciation and amortization, costs related to acquisitions, and foreign currency remeasurements and transactions gains and losses, as certain items that impact these measures are out of our control or cannot be reasonably predicted. You should review Jason’s audited financial statements, which will be presented in QPAC’s proxy statement to be filed with the SEC and delivered to QPAC’s stockholders, and not rely on any single financial measure to evaluate Jason’s business.
Other companies may calculate EBITDA, Adjusted EBITDA and other non-GAAP measures differently, and therefore our EBITDA, Adjusted EBITDA and other non-GAAP measures and that of Jason may not be directly comparable to similarly titled measures of other companies.
Additional Information
Participants in the Solicitation
QPAC and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from QPAC’s stockholders in respect of the proposed business combination.
Information regarding QPAC’s directors and executive officers is available in its Annual Report on Form 10-K for the year ending December 31, 2013 filed with the SEC on March 7, 2014. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.
The proposed business combination will be submitted to stockholders of QPAC for their consideration. Stockholders are urged to read the proxy statement regarding the proposed business combination when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about QPAC, without charge, at the SEC’s Internet site
(www.sec.gov).
You will also be able to obtain these documents, free of charge, by accessing Quinpario’s website
(http://www.quinpario.com).
Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Paul J. Berra III, Vice President, General Counsel and Secretary, 12935 N. Forty Drive, St. Louis, Missouri 63141.

Agenda • Summary • Jason Overview • Growth Opportunities • Financial Overview

Quinpario Acquisition Corp. to Acquire Jason Incorporated
•
On March 16, 2014, Quinpario Acquisition Corp. (“QPAC”) entered into a definitive agreement to acquire Jason Incorporated (“Jason”)
4
Entity to be listed on NASDAQ post business combination
JPHI Holdings Inc.
JPHI Holdings Inc.

Transaction Overview
5
Transaction
• QPAC, through its newly formed acquisition sub, JPHI Holdings Inc., will acquire
100% of Jason
• Transaction expected to close 2nd Quarter, 2014
Consideration
• Transaction value of $538.65 million
–
6.75x 2013 Actual Proforma EBITDA of $79.8 million
–
Includes cash for working capital, payment of transaction expenses, and assumes
50% of warrants repurchased at $0.75 per warrant
Board &
Management
• Jeffry N. Quinn, founder of Quinpario, to serve as the chairman of the board of directors
• David Westgate, Chief Executive Officer of Jason, to remain CEO and serve on the board of directors
• Board to be constituted of members from incumbent QPAC board members, incumbent Jason board members and other qualified individuals
• Existing Jason management to continue to run the business
•
Total estimated Transaction capital requirement of approximately $655 million
•
Acquisition funding sources assumes approximately $420 million of newly issued debt, $14 million of foreign rollover debt, $177 million of cash in trust at QPAC, $35 million of rollover equity from management and existing shareholders, and $8.5 million of cash to be left in Jason

(1) Debt at foreign subsidiaries
(2) Assumes $177.075 million of cash in trust does
not redeem
(3) Estimated amount relating to sale of JV
(4) Assumes 50% of the warrants are repurchased at
$0.75 per share and cancelled
(5) Ownership as of transaction close
(6) Remainder of Quinpario promote to vest upon
certain share price hurdles
Capitalization and Ownership
6
Sr. Secured 1
st
Lien Term Loan $300
Sr. Secured 2
nd
Lien Term Loan 120
Rollover Debt
1
14
Revolver ($40M Facility) -
QPAC Equity
2
177
Rollover Equity 35
Cash Left in the Business
3
9
Total Sources $655
Purchase Price $539
Warrant Adjustment
4
7
Fees and Cash for Working Capital 109
Total Uses $655
Pro Forma Capitalization at Closing
Cash $80
1
st
Lien Term Loan $300
2
nd
Lien Term Loan 120
Rollover Debt 14
Total Debt $434
Equity Capitalization $212
Total Capitalization $646
2013A Proforma EBITDA $79.8
Net Cap / 2013A Proforma EBITDA 7.10x
Net Debt / 2013A Proforma EBITDA 4.44x
Sources
Uses
Post Transaction Share Cap:
Shares % of Total
QPAC Public Shareholders 17,250,000 74.8%
Rollover Equity 3,441,720 14.9%
Quinpario Private Placement Shares 1,150,000 5.0%
Quinpario Sponsor Promote
6
1,226,667 5.3%
TOTAL 23,068,386 100.0%
Pro Forma Ownership

($ in millions)

Investment Highlights

Market leader in niche highly engineered components
Macro trends that support growth across all segments
Diversified blue chip customer base
Earnings growth opportunities from pricing, operational improvements and margin expansion
Strong free cash flow generation
Robust new product pipeline with a track record of innovation
Proven acquisition platform to support future M&A activity
Experienced management team with a track record of success

Quinpario’s Capabilities will Strengthen Jason

•
Engage in synergistic bolt-on acquisitions to
strengthen core business, with initial focus on
Jason’s Finishing and Seating segments
•
Seek new platform acquisition opportunities that
will generate excess returns for shareholders
•
Grow Jason’s business segments globally with a
focus on new market access & increased market
penetration, especially in Asia and Latin America
•
Further differentiate Jason’s key brands through
insight-driven channel/product development
•
Capture operational synergies across businesses
•
Improve operating efficiency by instilling
demand-driven lean processes
•
Leverage global sourcing spend to scale up
performance and margins
•
Develop robust strategic planning process
•
Strengthen market & customer driven approach
•
Develop shareholder driven mentality based on
long term success of the business
Quinpario
Partners
Legal and
Governance
M&A
Strategic
Planning
Shareholder
Mindset
Deep
Analytics
Business
Operations
Quinpario’s Capabilities
•
World-class public company board to assist
growth and development of Jason
•
Align management incentives with shareholder
value creation
Quinpario’s Support to Jason
Strategy
Process
Excellence
Global
Growth
M&A
Corporate
Governance

• Summary • Jason Overview • Growth Opportunities • Financial Overview

$800
$600
$400
$200
$0
9.9%
9.7%
10.7%
11.7%
2010
2011
2012
2013
Revenue
EBITDA Margin (%)

Employees:
~4,000
Headquarters:
Milwaukee, WI
2013 Revenue:
$680.8M
2013 EBITDA:
$79.8M
Founded:
1985
Manufacturing:
32 Sites in 11 Countries
Square Feet of Manufacturing Space:
~2.5 Million
Management:
David Westgate, Chairman, President and CEO
Steve Cripe, Chief Financial Officer
Jason Business Overview
10
Financial Profile Business Mix (1)
Key Company Facts Geographic Footprint
Acoustics
Components
Finishing
Seating
Components
20%
Acoustics
30%
Finishing
26%
Seating
24%
US
73%
EU
19%
Mexico
5%
ROW
3%
_____________________
(1) Estimated 2013 mix

JASON

milsco

24%

29%

JacksonLea

LIPPERT UNIPOL

osborn

SEALEZE

26%

20%

Janesville ACOUSTICS

30%

25%

AP Assembled Products

METALEX

Morton

20%

26%

Opac

Segment Overview

Segment
Leading commercial and industrial
seat manufacturer
Designs and manufactures a broad
spectrum of seating systems for
multiple vehicle platforms
Differentiated patents and IP filings
Key Highlights Brands Products % of 2013A Revenue % of 2013A EBITDA
World’s largest producer of
customized industrial brushes, buffs
and buffing compounds
65% consumable, high recurring
revenue
Over 10,000 SKUs of industrial
consumable products
Used for surface finishing,
preparation, metal removal, sealing,
shielding and polishing
Leading Provider of fiber-based
acoustical products to the
automotive industry
Have product on 75% of the light
vehicle platforms in North America
Innovative solution provider with
brand recognition
Broad range of stamped, formed,
expanded and perforated metal
components and sub assemblies
Products used in filter products,
smart utility meters, railcars,
generators and other industrial
equipment
Seating
Finishing
Acoustics
Components

Seating Overview

Milsco brand maintains the #1 position in the global
static seating market
Primary product segments include Heavyweight
Motorcycles, Turf Care, Heavy Industry and
Powersports
Next generation seating product development
focus on turf care and industrial equipment seating
products
Seating’s high quality products and superior design capabilities have positioned it as the #1 provider of seats across a majority of its target end markets
United
States
82%
Motorcycle
Aftermarket
13%
United
States
82%
_____________________
(1) Management estimates.
Representative Products and Applications
Overview
Addressable Market
(1)
Revenue by Geography Revenue by End Product
_____________________
Note:  Based on 2012 revenue.
Mexico
11%
Europe
7%
Turf
Equipment
47%
Motorcycle
OEM
20%
Lifts
9%
Constr. &
Ag.
5%
Marine
4%
Utility
Vehicles
2%
Market Size
North America
$450 M
Global $2.5B

Finishing Overview

Manufacturing, distribution and sales facilities in 17
countries
65% of revenue from consumables
#1 manufacturer of industrial and maintenance
brushes, buffs and compounds in the world
More than 30,000 customers worldwide; only
business supplying global marketplace
Europe
55%
Finishing’s well-recognized brands maintain exceptional world-wide reputations for quality
_____________________
(1) Management estimates.
Representative Products and Applications
Overview
Addressable Market
(1)
Revenue by Geography Revenue by End Product
_____________________
Note:  Based on 2012 revenue.
Industrial
Compounds
23%
Industrial
Brushes
62%
Europe
55%
India
2%
Mexico
3%
South
America
6%
North
America
34%
Other
15%
Industrial Brushes
Buffs and Compounds
Total Global Addressable Market
Market Size
$1,035 M
$195 M
$7 B

Acoustics Overview

Products are used in approximately 75% of light
vehicles in North America today, including the
majority of top platforms
Acoustic products also sold to a wide range of other
vehicles, including sport utility vehicles and light
trucks
Jason’s Acoustics Segment product content per
vehicle increased by 34% between 2009-2012
Growth opportunity in Asia and Latin America
Acoustics has developed extensive design and manufacturing expertise that allows it to provide custom acoustical solutions for each vehicle platform it serves
Luggage
Compartment
Door Panels
Dash Insulators
Interior - Exterior
Under Bonnet /
Hoodliners
Floor – Carpet
Underlayment
Hush Panels
Wheelhouse /
Cowl
Package Tray
Substrate
_____________________
(1) Management estimates.
Representative Products and Applications
Overview
Addressable Market
(1)
Revenue by Geography Revenue by End Product
_____________________
Note:  Based on 2012 revenue.
Market Size
North America $2 B
Global $10 B
Die Cut
Insulation
47%
Molded
Insulation
24%
Trunk
Systems
9%
Carpet
Systems
8%
IP Panels
7%
Wheel
Liners
4%
Engine
2%
North
America
78%
Europe
22%

Components Overview

Leading manufacturer of individual engineered
solutions and expanded / perforated metal
components
#1 independent manufacturer of electric meter bases,
rail safety products (anti-slip surface) and expanded
metal products in North America
Product categories are united by a common culture
of maintaining industry leading engineering
capabilities
Jason Components has great long term customer partnerships due to its innovative design and manufacturing capabilities
North America
100%
_____________________
(1) Management estimates.
Representative Products and Applications
Overview
Addressable Market
(1)
Revenue by Geography Revenue by End Product
_____________________
Note:  Based on 2012 revenue.
Filtration
27%
Electric
Meters
25%
Rail
21%
Industrial
15%
Small
Engines
8%
Power
Equip.
2%
OEM
2%
Market Size
North America $790 M
Global $2B

JASON

GM

Harley-Davidson Motor Company

CHRYSLER

Husqvarna

IAC
International Automotive Components

CATERPILLAR®

MTD

CLARCOR

Donaldson.
Filtration Solutions

HONDA

TOYOTA

BRIGGS & STRATTON

TRINITYRAIL
Built to Deliver®

AMTEX
HAYASHI TELEMPU CO.,LTD

Trinity Industries, Inc.

BMW

Cargotec

NISSAN

BOMBARDIER

PROGRESS
RAIL SERVICES
A Caterpillar Company

POLARIS®

Opac

Long-Term Relationships with Blue Chip Customers

Customer Since 1934
80 Years
Customer Since 1928
86 Years
Customer Since 1968
46 Years
Customer Since 1967
47 Years
Customer Since 1990
24 years
Customer Since 1988
26 Years
Customer Since 1991
23 Years
Customer Since 1990
24 years
Customer Since 2011
2 Years
Customer Since 2011
2 Years
Customer Since 1993
21 Years
Customer Since 2002
11 Years
Customer Since 2008
5 Years
Customer Since 2009
4 Years
Customer Since 1984
30 Years
Customer Since 1987
27 Years
Customer Since 1986
28 Years
Customer Since 1978
35 Years
Customer Since 1975
39 Years
Customer Since 1972
42 Years
Customer Since 1975
39 Years
Customer Since 1978
35 Years

A Leading Supplier of Highly Engineered Components

Established Industry
Leader
Scalable Business
Model
Diverse, Global
Footprint
Effective Management
Philosophy
Growing Presence in
Emerging Markets
Successful,
Long-Tenured
Management Team
Strong Free Cash
Flow Generation
Proven Acquisition
Platform
Superior Design and
Manufacturing
Solutions

• Summary • Jason Overview • Growth Opportunities • Financial Overview

JASON

milsco
A UNIT OF JASON INCORPORATED
The Seating Solution Provider

JacksonLea

LIPPERT UNIPOL

osborn

SEALEZE

Janesville ACOUSTICS

AP Assembled Products

METALEX

Morton
A Unit of Jason, Inc.

Opac

Strong Platform to Support Organic Growth
Enhanced commercial approach to improve pricing and
margin
Share expertise and best practices across businesses by
applying Jason Business System (JBS)
Continued global expansion - Finishing in South Asia,
Seating in Eastern Europe, Brazil
Leverage the Company’s scalable platform to optimize its
international presence
Further
Geographic
Expansion
Collaborative design and manufacture of customized
products for Seating and Finishing
Fast growing rail and heavy industries markets expected to
account for >25% of new product revenues
New Product
Development
19
Strong industrial production
and capacity utilization rates
Jason’s market-leading
brands to provide sustainable
profitability
Seating Finishing Acoustics Components
Innovation and Global
Expansion
Operational and Commercial
Improvements
Growth Drivers
Margin
Expansion

New Products to Contribute $40M-$60M
(1)
Annually in Growth
20
Oil & gas pipeline brushes
High Temp Furnace Rolls
Snow Protec – snow protection
for heated railroad switches
Agricultural and Construction
Seating
Commercial Turfcare Seating
Heavy-Duty Motorcycle Seating
Underbody panels
Storage Bins (Glove Box, Map
Pocket, Coin Tray)
Landis + Gyr S4X Meter
Generator Panel for Portable
Generators
Safety Platforms
Jason has a robust new product pipeline; macro trends support several new product launches
Finishing
Seating
Acoustics
Components
Segment Select New Product Pipeline
New pipelines driven by
Clean coal, deep water and
hydraulic fracturing
Growing global agriculture
and construction equipment
demand will spur need for
next generating seating
Shift towards lower weight,
fuel efficient Hybrid and
electric vehicles
Continued demand for
hopper cars
Increased oil production
driving tank car production
Trends Attractive End Markets
_____________________
(1) Management estimates.

HIGH ROIC
GROWTH
ATTRACTIVEM
Market A
Synergies
Strengthen
JASON

• $250M-$500M revenue
• Target businesses that
will leverage Jason’s
core competencies
• A focus on generating
above market returns
• $25M-$250M
of additional
revenue
• Strengthen core
businesses
Future M&A Activity to Drive Significant Shareholder Returns
21
BOLT-ON
NEW PLATFORM
BOLT-ON
NEW PLATFORM

Demonstrated Track Record of Acquiring Businesses
Since formation,
Jason has acquired
and integrated 40
businesses
Successfully
integrating
acquisitions has
been key to Jason’s
Strategy
Significant Growth Potential from M&A
45 Targets identified with over $1 Billion+ Revenue
Cumulative Revenue
(1)
#
Number of Acquisitions
3
1
2
2
3
2
1
1
2 2
2
3
4 2
1
1
2
2
2
1
1
($ in millions)
22
Average Multiple Reduction of ~1.0x
Current Pipeline
Segment Rationale
Estimated
Revenue ($m)
Seating
Market Expansion,
Product Line Expansion
$50-$250
Finishing
Product Line Expansion,
Synergistic
$85-$200
Components Market Expansion $35-$100
Jason would strongly consider adding a new platform in the right adjacent market
_____________________
Note: 1. Excludes organic growth of acquired businesses.
$0
$100
$200
$300
$400
$500
$600
$700
'86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12
5.5x
3.8x
4.2x
3.5x
3.8x
2.5x
3.7x
2.6x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
Morton Michigan Seat Lippert-Unipol Arcor
EBITDA Multiple at Acquisition
EBITDA Multiple Post Integration

New Products, Markets
Synergistic Bolt-on Acquisitions
Transformational
Growth

Quinpario’s Vision: Jason - a Significant Growth Platform

EBITDA
$79.8M
11.7%
$91.6M
12.4%
$150M
15%
~$200M
~15%
Jason a $1 billion platform by 2017
2013 2015 2017
$681M
$741M
~$1.0B
~1.25-1.50B
2017
1.
Robust Businesses
2.
Strong Pipeline of Products
3.
Opportunities for Geographic Expansion
4.
Significant Margin Expansion Potential
5.
Demonstrated Integration Track Record

• Summary • Jason Overview • Growth Opportunities • Financial Overview

($ in millions)
2011A 2012A 2013A 2014P 2015P
Total Revenues 600.6 655.0 680.8 697.7 741.4
% Growth 7.6% 9.1% 3.9% 2.5% 6.3%
Gross Profit 130.6 139.9 153.5 165.7 176.2
% Gross Margin 21.7% 21.4% 22.5% 23.7% 23.8%
SG&A 96.3 99.1 110.0 114.2 116.8
% of Total Revenues 16.0% 15.1% 16.2% 16.4% 15.8%
Adjusted EBITDA 58.0 70.4 79.8 82.8 91.6
% EBITDA Margin 9.7% 10.7% 11.7% 11.9% 12.4%
Depreciation & Amortization 20.2 24.2 27.0 25.0 27.3
% of Total Revenues 3.4% 3.7% 4.0% 3.6% 3.7%
Adjusted EBIT 37.8 46.2 52.8 57.8 64.3
% EBIT Margin 6.3% 7.1% 7.8% 8.3% 8.7%
Capital Expenditures 16.3 17.8 19.1 23.2 24.3
% of Total Revenues 2.7% 2.7% 2.8% 3.3% 3.3%
Jason Historical and Projected Financial Performance
25
_____________________
Source of historical financials: Audited financial statements of Jason Partners Holdings Inc.
A reconciliation from non-GAAP measures to GAAP measures is included in the appendix hereto
2014P and 2015P EBITDA include $3M of estimated annual public company costs (half year for 2014) and exclude earnings from JV sold in Q1 2014
Historical Projections

A Focus on Margin Expansion to Drive Profitability

EBITDA (2010-2013)
EBITDA Margins (2010-2013)
($ in millions)
80
Increased pricing and improved
customer perception has lead to
significant impact on gross
margins within Acoustics
Moving towards being the price
leader in Finishing where Jason’s
revenue is three times its largest
competitor
Further margin expansion
expected as a result of higher-
margin new product launches
Productivity initiatives, Lean and
Six Sigma projects will improve
COGS by 5% over prior year
9.9%
9.7%
10.7%
11.7%
2010 2011 2012 2013
55
58
70
2010 2011 2012 2013

Appendix

Jason Adjusted EBITDA Reconciliation

2011 2012 2013
($ in millions)
Net income $9.3 $14.7 $24.1
Tax provision 4.1 4.8 18.2
Interest expense 17.0 18.6 20.7
Depreciation and amortization 20.2 24.2 27.0
Loss on disposals of fixed assets - net 0.1 0.5 -
EBITDA 50.7 62.8 90.0
Adjustments:
Impairment of long-lived assets 1.3 0.5 -
Restructuring 0.7 1.6 4.0
Advisory, legal, professional fees and special bonuses 0.9 1.0 6.1
Newcomerstown net fire costs (income) and related items 3.0 (1.4) (18.8)
Adjustment for non-discrete fire costs - 1.4 (1.4)
Multiemployer pension plan withdrawal expense (gain) - 3.4 (0.7)
Purchase accounting impact of inventory write-up 0.4 - -
Gain on claim settlement - - (0.5)
Sponsor fees 1.0 1.1 1.1
Total adjustments 7.3 7.6 (10.2)
Adjusted EBITDA $58.0 $70.4 $79.8

1.8x
2.5x
1.9x
1.2x
2.4x
0.9x
1.7x
1.4x
0.7x
1.5x
1.7x
1.2x
1.1x
1.2x
0.8x
1.0x
0.8x
1.0x
1.3x
0.6x
0.6x
1.0x

10.9x
13.0x
12.3x
8.9x
12.8x
10.8x
12.8x
11.6x
8.6x
12.3x
11.7x
10.8x
8.2x
11.8x
8.3x
8.6x
9.1x
8.4x
10.3x
6.2x
6.9x
8.0x

Valuation Summary

Selected Public Companies Trading Statistics
•EV/CY2013 Revenue
EV/CY2013 EBITDA
EV/CY2013 Revenue Median: 1.2x
EV/CY2013 EBITDA Median: 10.5x
Target Purchase Multiple: 0.8x
Target Purchase Multiple: 6.8x
Source: S&P Capital IQ as of 3/7/2014, SEC filings, press releases, investor presentations, Thomson Estimates, Factset Research Systems and Wall Street research.
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
CSL RXN CR RBC B AIT NPO TRS GFF CIR AIMC DW BLT FSS PKOH SXI ROCK CMCO KAI HNH SHLO NNBR
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
CSL RXN CR RBC B AIT NPO TRS GFF CIR AIMC DW BLT FSS PKOH SXI ROCK CMCO KAI HNH SHLO NNBR

Valuation Summary

Selected Public Companies Trading Statistics (Detail)
Stock Price Market Value Valuation Multiples Growth Data
% Off Equity Enterprise EV / Rev EV / EBITDA P/E Growth PEG
3/7/14 LTM High Value Value
(1)
CY13 CY14 CY15 CY13 CY14 CY15 CY13 CY14 CY15 Rate CY14 CY15
Carlisle Companies $80.18
0%
$5,228 $5,225 1.8x 1.7x 1.6x 10.9x 9.8x 9.0x 20.0x 20.0x 17.1x
12%
1.7x 1.4x
Rexnord Corporation 30.82
0%
3,311 5,097 2.5x 2.3x 2.1x 13.0x 11.3x 10.5x 26.0x 19.0x 16.0x
23%
0.8x 0.7x
Crane Co. 73.08
0%
4,340 4,955 1.9x 1.6x 1.5x 12.3x 9.6x 8.8x 17.6x 15.5x 13.9x
10%
1.6x 1.5x
Regal Beloit Corporation 75.96
14%
3,456 3,825 1.2x 1.2x 1.1x 8.9x 8.5x 8.2x 17.9x 16.6x 14.3x
11%
1.5x 1.3x
Barnes Group 38.54
6%
2,118 2,595 2.4x 2.1x 2.1x 12.8x 9.8x 9.0x 21.4x 16.9x 15.2x
10%
1.7x 1.5x
Applied Industrial Technologies 51.66
4%
2,193 2,141 0.9x 0.8x 0.8x 10.8x 10.0x 8.5x 19.4x 17.5x 14.9x
12%
1.5x 1.2x
EnPro Industries 73.23 8% 1,558 1,940 1.7x 1.6x 1.6x 12.8x 11.7x 10.6x N.M. 38.6x 32.0x 15% 2.6x 2.1x
TriMas Corporation 34.85 17% 1,577 1,885 1.4x 1.3x 1.2x 11.6x 8.5x 7.7x 16.5x 15.8x 13.5x 14% 1.1x 1.0x
Griffon Corporation 12.77
11%
656 1,294 0.7x 0.7x N.A. 8.6x 8.0x N.A. 42.6x 33.6x N.A.
11%
3.1x N.A.
CIRCOR International 75.53
9%
1,339 1,286 1.5x 1.4x 1.3x 12.3x 10.9x 9.6x 23.7x 20.2x 16.9x
21%
1.0x 0.8x
Altra Holdings 36.60
2%
990 1,206 1.7x 1.5x 1.4x 11.7x 9.6x 8.7x 22.4x 18.4x 15.7x
17%
1.1x 0.9x
Drew Industries Incorporated 52.17
5%
1,253 1,187 1.2x 1.1x 1.0x 10.8x 9.6x 8.2x 25.3x 19.3x 15.5x
17%
1.2x 0.9x
Blount International 12.62
14%
623 1,031 1.1x 1.1x 1.1x 8.2x 7.7x 7.2x 18.6x 15.2x 12.7x
13%
1.2x 1.0x
Federal Signal Corp 14.74 7% 938 1,007 1.2x 1.1x 1.1x 11.8x 11.0x N.A. 16.9x 18.0x 15.8x 15% 1.2x 1.1x
Park-Ohio Holdings 52.43 5% 648 982 0.8x 0.7x 0.7x 8.3x 7.0x N.A. 13.6x 11.2x 10.4x 13% 0.9x 0.8x
Standex International Corporation 57.28
12%
731 730 1.0x 1.0x 0.9x 8.6x 7.8x N.A. 15.3x 13.5x N.A.
15%
0.9x N.A.
Gibraltar Industries 18.47
4%
570 687 0.8x 0.8x 0.8x 9.1x 8.1x 7.2x 28.0x 22.0x 15.8x
8%
2.7x 2.0x
Columbus McKinnon Corporation 26.05
8%
516 544 1.0x 0.9x 0.9x 8.4x 7.0x 6.2x 17.9x 14.6x 11.5x
16%
0.9x 0.7x
Kadant Inc. 40.07
4%
447 435 1.3x 1.1x 1.0x 10.3x 8.0x 7.9x 19.7x 15.1x 13.0x
20%
0.8x 0.7x
Handy & Harman 20.90
17%
271 418 0.6x N.A. N.A. 6.2x N.A. N.A. N.A. N.A. N.A.
N.A.
N.A. N.A.
Shiloh Industries 17.48
31%
301 418 0.6x 0.5x N.A. 6.9x 5.8x N.A. 12.8x 10.7x N.A.
19%
0.6x N.A.
NN Inc. 19.27 10% 336 370 1.0x 0.9x 0.9x 8.0x 7.1x 6.5x 18.6x 14.7x 13.3x 16% 0.9x 0.8x
3rd Quartile 1.7x 1.5x 1.5x 11.9x 9.9x 9.0x 23.4x 19.6x 15.9x 17% 1.6x 1.4x
Mean 1.3x 1.2x 1.2x 10.1x 8.9x 8.4x 20.7x 18.4x 15.4x 15% 1.4x 1.1x
Median 1.2x 1.1x 1.1x 10.5x 8.5x 8.4x 19.0x 16.9x 15.1x 15% 1.2x 1.0x
1st Quartile 0.9x 0.9x 0.9x 8.4x 7.8x 7.4x 17.1x 14.9x 13.2x 12% 0.9x 0.8x
Source: S&P Capital IQ as of 3/7/2014, SEC filings, press releases, investor presentations, Thomson Estimates, Factset Research Systems and Wall Street research.
1) Enterprise value = market cap + net debt (including minority interest) + redeemable convertible preferred.
($ in millions, except per share data)

Valuation Summary

Selected Public Companies Operating Statistics (Detail)
($ in millions, except per share data)
Revenue Revenue Growth Margin Analysis
Gross Margin EBITDA Net Income
CY13 CY14 CY15 CY13 CY14 CY15 CY13 CY14 CY15 CY13 CY14 CY15 CY13 CY14 CY15
Regal Beloit Corporation $3,096 $3,251 $3,393 (2%) 5% 4% 26% 28% 26% 14% 14% 14% 4% 6% 7%
Carlisle Companies 2,943 3,148 3,370
3% 7% 7% 27% 28% 25% 16% 17% 17% 7% 8% 9%
Crane Co. 2,595 3,038 3,210
1% 17% 6% 40% 42% 34% 16% 17% 18% 8% 9% 9%
Applied Industrial Technologies 2,449 2,522 2,677 1% 3% 6% 28% 29% N.A. 8% 9% 9% 5% 5% 5%
Rexnord Corporation 2,053 2,209 2,372
2% 8% 7% 40% 36% 37% 19% 20% 20% 1% 8% 8%
Griffon Corporation 1,901 1,949 N.A.
4% 3% N.A. 24% 24% 23% 8% 8% N.A. 0% 1% N.A.
TriMas Corporation 1,395 1,485 1,576
10% 6% 6% 32% 31% 28% 12% 15% 15% 5% 7% 7%
Park-Ohio Holdings 1,218 1,366 1,445
7% 12% 6% 18% N.A. 19% 10% 10% N.A. 4% 4% 5%
EnPro Industries 1,144 1,184 1,242
(3%) 4% 5% 34% 37% 34% 13% 14% 15% 2% 5% 5%
Barnes Group 1,092 1,259 1,216
18% 15% (3%) 46% 38% 34% 19% 21% 24% 25% 10% 11%
Drew Industries Incorporated 1,016 1,113 1,211
13% 10% 9% 26% 25% 21% 11% 11% 12% 5% 5% 6%
Blount International 901 935 971
(3%) 4% 4% 29% 31% 29% 14% 14% 15% 4% 5% 5%
CIRCOR International 858 889 956
1% 4% 7% 33% 35% 32% 12% 13% 14% 5% 8% 8%
Federal Signal Corp 851 905 947
6% 6% 5% 27% 27% 24% 10% 10% N.A. 19% 5% 5%
Gibraltar Industries 828 865 910
5% 5% 5% 22% 22% 20% 9% 10% 11% (1%) 3% 4%
Altra Holdings 722 826 868
(1%) 14% 5% 34% 37% 31% 14% 15% 16% 6% 6% 7%
Shiloh Industries 738 850 N.A.
23% 15% N.A. 14% 11% 11% 8% 8% N.A. 3% 3% N.A.
Standex International Corporation 705 748 818
5% 6% 9% 37% 33% 33% 12% 13% N.A. 6% 7% N.A.
Handy & Harman 655 N.A. N.A.
13% N.A. N.A. N.A. 28% N.A. 10% N.A. N.A. 6% N.A. N.A.
Columbus McKinnon Corporation 567 595 631
(7%) 5% 6% 31% 31% 32% 11% 13% 14% 13% 6% 7%
Kadant Inc. 344 412 423
4% 20% 3% 56% 56% 46% 12% 13% 13% 7% 7% 8%
NN Inc. 374 398 416
1% 6% 4% 21% 22% 19% 12% 13% 14% 5% 6% N.A.
3rd Quartile
8% 13% 7% 36% 37% 34% 14% 15% 17% 7% 7% 8%
Mean
5% 8% 5% 31% 31% 31% 12% 13% 15% 6% 6% 7%
Median 3% 6% 6% 29% 29% 31% 12% 13% 14% 5% 6% 7%
1st Quartile
0% 4% 4% 25% 26% 22% 10% 10% 13% 4% 5% 5%
Jason Incorporated $681 $698 $741
4% 2% 6% 22% 24% 24% 12% 12% 12% 1% 2% 3%
Source: S&P Capital IQ as of 3/7/2014, SEC filings, press releases, investor presentations, Thomson Estimates, Factset Research Systems and Wall Street research.